                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                            dated as of July 11, 1997

                                     between

                           BOMBARDIER INC. ("Party A")

                                       and

                       ATLANTIC COAST AIRLINES ("Party B")


I.        PART   TERMINATION PROVISIONS

                           A.        "Specified Entity" means in relation of Party A for the purposes of:

                    Section 5(a)(v) (Default under Specified
                    Transaction):                                  Not applicable

                    Section 5(a)(vi) (Cross Default):              Not applicable

                    Section 5(a)(vii) (Bankruptcy):                Not applicable

                    Section 5(b)(iv) (Credit Event upon Merger):
                                                                   Not applicable

                                           and in relation to Party B for purposes of:

                    Section 5(a)(v) (Default under Specified
                    Transaction):                                  Not applicable

                    Section 5(a)(vi) (Cross Default):              Atlantic Coast Airlines, Inc.

                    Section 5(a)(vii) (Bankruptcy):                Atlantic Coast Airlines, Inc.

                    Section 5(b)(iv) (Credit Event upon Merger):
                                                                   Affiliates

                           A.        "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

                           A. The "Cross Default" provisions of Section 5(a)(vi)
                  shall apply to Party A, Party B and the Specified Entities of Party B.

                  "Specified  Indebtedness"  will have the meaning  specified in
                  Section 14 of this Agreement; provided that with respect to Party B only, "Specified Indebtedness" shall include, without limitation, the Purchase Agreement No. RJ-0350 dated January
                  8, 1997 between Party A and Party B and any agreement entered into between Party A and Party B in connection therewith.

                  "Threshold Amount" means

                           1. with  respect to Party A, an amount equal to three
                           and  one-half  per cent (3 1/2%) of Party  A's  total
                           stockholders'  equity (as specified from time to time
                           in  its  most  recently   audited  annual   financial
                           statements  prepared  in  accordance  with  generally
                           accepted accounting principles), or its equivalent in
                           any other currency; and

                           1.  with  respect  to  Party  B,  the  lesser  of (A)
                           $1,000,000  or (B)  an  amount  equal  to  three  and
                           one-half  per  cent  (3  1/2%)  of  Party  B's  total
                           stockholders'  equity (as specified from time to time
                           in its most  recently  audited  financial  statements
                           prepared  in  accordance   with  generally   accepted
                           accounting principles).

                           A. The  "Credit  Event  Upon  Merger"  provisions  of
Section 5(b)(iv) will only apply to Party B.

                  A.        The "Automatic Early Termination" provisions of Section 6(a) will not apply to either party.

                  A.        Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

                                            1.        Market Quotation will apply.
                                            2.        Second Method (Full Two-Way Payment) will apply.

                           A. "Termination Currency" means the currency selected
                  by the non-Defaulting Party or the non-Affected Party, as the case may be, or in circumstances where there are two Affected
                  Parties, United States Dollars.

I.        PART   TAX REPRESENTATIONS.

                           A.        Payer Tax Representations.  For purposes of Section 3(e) of this Agreement, Party A and Party B each makes the following representation:

                  It is not required by any  applicable  law, as modified by the practice of any relevant  governmental  revenue authority,  of any Relevant Jurisdiction to make any deduction or withholding for or on  account  of any Tax from any  payment  (other  than
                  interest  under  Section  2(e),   6(d)(ii)  or  6(e)  of  this
                  Agreement)  to be made by it to the  other  party  under  this
                  Agreement.  In making this representation,  it may rely on (i)
                  the  accuracy of any  representations  made by the other party
                  pursuant  to  Section  3(f)  of  this   Agreement,   (ii)  the
                  satisfaction of the agreement  contained in Section 4(a)(i) or
                  4(a)(iii) of this Agreement and the accuracy and effectiveness of any  document  provided  by the  other  party  pursuant  to
                  Section  4(a)(i) or 4(a)(iii) of this  Agreement and (iii) the satisfaction  of the agreement of the other party contained in
                  Section 4(d) of this Agreement,  provided that it shall not be a breach of this  representation  where  reliance is placed on clause  (ii) and the other  party  does not  deliver a form or
                  document  under  Section   4(a)(iii)  by  reason  of  material
                  prejudice to its legal or commercial position.

                           A.        Payee Tax Representations.  For purposes of Section 3(f) of this Agreement, Party A and Party B each make the following representation:

                  It is  fully  eligible  for  the  benefits  of  the  "Business
                  Profits"  provision,  the "Interest"  provision and the "Other
                  Income" provision of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement, and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the jurisdiction of the Payer.

                  "Specified Treaty" means, with respect to a Transaction, the tax treaty applicable between the United States and Canada.

I.        PART   AGREEMENT TO DELIVER DOCUMENTS

For the purposes of Sections 4(a)(i) and (iii) of this Agreement, each party agrees to deliver the following documents, as applicable:

                  A.        Tax forms, documents or certificates to be delivered are:

                  Each party agrees to complete, accurately and in a manner reasonably satisfactory to the other party, and to execute, arrange for any required certification of, and deliver to the other party (or to such governmental or taxing authority as the other party reasonably directs), any form or document that may be required or reasonably requested in order to allow the other party to make a payment under this Agreement without any deduction or withholding for or on account of any Tax or with such deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, (i) promptly upon the earlier of (A) reasonable demand by the other party and (B) learning that the form or document is required and (ii) prior to the expiration or obsolescence of any previously delivered form.

                           A.        Other documents to be delivered are:

Party required to deliver    Form / Document /          Date by which to be        Covered by Section 3(d)
document                     Certificate                delivered                  Representation
Party A and Party B          Certified evidence of      Upon execution of this     Yes
                             the authority,             Agreement and, in
                             incumbency and specimen    connection with each
                             signature of each          Confirmation, promptly
                             authorized person          following the request of
                             executing this Agreement   the other party
                             and any Confirmation

Party B                      Audited annual             Upon request of Party A    Yes
                             consolidated financial     promptly following
                             statements, prepared in    availability of such
                             accordance with            statements
                             accounting principles
                             that are generally
                             accepted for
                             institutions of its type
                             in the jurisdiction of
                             its organization and
                             certified by independent
                             public accountants

Party B                      Unaudited interim          Upon request of Party A    Yes
                             consolidated financial     promptly following
                             statements prepared in     availability of such
                             accordance with            statements
                             accounting principles
                             that are generally
                             accepted for
                             institutions of its type
                             in the jurisdiction of
                             its organization

I.        PART   MISCELLANEOUS.





                  A.        Addresses for Notices.  For purposes of Section 12(a) of this Agreement:

                  Address for notices or communications to Party A:

                  Bombardier Inc.
                  800 boul, Rene-Levesque ouest
                  Montreal (Quebec)
                  H3B 1Y8
                  Attention:  Vice President and Treasurer
                  Facsimile No.:   (514) 861-7053
                  Telephone No. for Confirmation:  (514) 861-9481
                  Telex No.:   055 62129
                  Answerback:  BOMCORPOFF MTL

                  Addresses for notices or communications to Party B:

                           515A Shaw Road
                  Dulles, VA 20166
                  Attention:  Director of Treasury Management
                  Facsimile No.: (703) 925-6299
                  Telephone No. for Confirmation:  (703) 925-6017

                           A.        Process Agent.  For purposes of Section 13(c) of this Agreement:

                                            1.        Party A appoints as its Process Agent:  Not Applicable.

                                            1.        Party B appoints as its Process Agent:  Not Applicable.

                           A.        Offices.  Not applicable.

                           A.        Multibranch Party.  For the purposes of Section 10(c) of this Agreement:

                  Party A is not a Multibranch Party.

                  Party B is not a Multibranch Party.

                           A.        Calculation Agent.  The Calculation Agent is Party A, unless otherwise specified in the applicable Confirmation.

                           A.        Credit Support Document:

                  With respect to Party A, the following shall constitute Credit Support Documents:
                           Not applicable

                  With respect to Party B, the following shall constitute Credit
Support Documents:
                                                              1.        Guaranty dated as of July 11, 1997 by Atlantic Coast
                                                                        Airlines, Inc.

                           A.        Credit Support Provider.

                  Credit Support Provider means in relation to Party A:
                           Not applicable

                           Credit Support Provider means in relation to Party B:
                           Atlantic Coast Airlines, Inc.

                           A.        Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

                           A.  Netting of  Payments.  Section  2(c)(ii)  of this
                  Agreement will apply to any Transaction from the date of this Agreement (i.e., no netting) (other than with respect to the payments of the premiums).

                           A.         "Affiliate" will have the meaning specified in Section 14 of this Agreement.


I.        PART   OTHER PROVISIONS





                           A. ISDA  Definitions.  The 1991 ISDA Definitions (the
                  "Definitions")  and  the  1992  ISDA  FX and  Currency  Option
                  Definitions (the "FX Definitions" and, collectively with the 1991 Definitions, the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., shall be deemed a part of this Agreement as if fully set forth herein.

                           A.    Inconsistency.    Unless   expressly   provided
                  otherwise,  in the event of any  inconsistency  between any of the  documents  listed below,  the document  listed first will prevail:  (i) the Confirmation;  (ii) the Schedule;  (iii) the
                  printed   form  of  ISDA  Master   Agreement;   and  (iv)  the
                  Definitions,  including:  (A) the FX  Definitions  and (B) the
                  1991 Definitions.

                           A.  Right  of   Set-Off.   Any  amount   (the  "Early
                  Termination  Amount")  payable  to  Party  B by  Party A under
                  Section 6(e), in  circumstances  where Party B is a Defaulting
                  Party will at the option of Party A (and without  prior notice to Party B), be reduced by its set-off  against any  amount(s)
                  (the "Other  Agreement  Amount") payable (whether at such time or in the future or upon the occurrence of a  contingency)  by
                  Party B  (irrespective  of the  currency,  place of payment or booking office of the obligation) under any other agreement(s)
                  between Party A and Party B or instrument(s) or undertaking(s)
                  issued or  executed by one party to, or in favor of, the other party  (and the  Other  Agreement  Amount  will be  discharged promptly  and in all respects to the extent it is so set-off).
                  Party A will give  notice to Party B of any  set-off  effected hereunder.

                  For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by Party A into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

                  If an obligation is unascertained, Party A may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

                  Nothing in this Part 5(c) shall be effective to create a charge or other security interest. This Part 5(c) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

                           A. Deduction or Withholding for Tax.  Neither Party A
                  nor Party B shall have an obligation to make payments to the other under Section 2(d)(i)(4) of this Agreement to the extent the obligation to make such payment arises as a result of a Change in Tax Law.

                           A. Confirmations. Each Confirmation shall be in the standard form attached hereto as Exhibit A. With respect to each Transaction, Party A shall, on or promptly after the Trade Date, send Party B a Confirmation which shall be promptly acknowledged by Party B.

                           A. Illegality. The "Illegality" provisions of Section
                  5(b)(i) shall be expanded to include the obligation of either party to comply with any directive, direction or similar order of any applicable governmental agency or authority (whether or not having the force of law) which specifically prohibits its performance under this Agreement.

                           A.        Additional Representations.  Section 3(a) is hereby amended by deleting the word "and" at the end of Section 3(a)(iv) and adding the following after Section 3(a)(v):

                           "  (vi)  Non-Reliance.  It  is  acting  for  its  own
                           account,   and  it  has  made  its  own   independent
                           decisions  to enter into that  Transaction  and as to
                           whether that Transaction is appropriate or proper for
                           it based upon its own  judgment  and upon advice from
                           such advisers as it has deemed  necessary.  It is not
                           relying on any communication (written or oral) of the
                           other   party   as   investment   advice   or   as  a
                           recommendation  to enter  into that  Transaction;  it
                           being  understood that  information and  explanations
                           related to the terms and  conditions of a Transaction
                           shall  not  be  considered  investment  advice  or  a
                           recommendation  to enter  into that  Transaction.  No
                           communication  (written  or oral)  received  from the
                           other  party  shall be deemed to be an  assurance  or
                           guarantee  as  to  the   expected   results  of  that
                           Transaction.

                                    (vii)  Assessment and  Understanding.  It is
                           capable of assessing the merits of and  understanding
                           (on   its   own   behalf   or   through   independent
                           professional  advice),  and  understands and accepts,
                           the terms,  conditions and risks of that Transaction.
                           It is also  capable of  assuming,  and  assumes,  the
                           risks of that Transaction.

                                    (viii) Status of Parties. The other party is
                           not acting as a fiduciary for or an adviser to it in respect of that Transaction."

                           A. Equivalency Clause. For purposes of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Agreement or any Confirmation, which is to be calculated on any basis other than a full calendar year, is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the number of days in the calendar year in which the period for which interest at such rate is payable ends and the denominator of which is the number of days comprising such other basis.

                           A. Impossibility.  The occurrence of an Impossibility
                  shall also be a  Termination  Event,  as to which the Affected
                  Party shall be the party subject to an Impossibility. For purposes of this Agreement, "Impossibility" shall mean the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labour disruption or any other circumstance beyond its control after the date on which a Transaction is entered into which makes it impossible (other than as a result of its own misconduct) for such a party:

                                            1.  to  perform   any   absolute  or
                           contingent obligation,  to make a payment or delivery
                           or to  receive a payment  or  delivery  in respect of
                           such Transaction or to comply with any other material
                           provision   of  this   Agreement   relating  to  such
                           Transaction; or

                                            1. to  perform,  or for  any  Credit
                           Support   Provider  of  such  party  to  perform  any
                           contingent  or other  obligation  which the party (or
                           such Credit  Support  Provider)  has under any Credit
                           Support Document relating to such Transaction.

                           All terms and conditions of this Agreement applicable
                  to  an   Illegality   shall  be  equally   applicable   to  an
                  Impossibility and the definition of Termination Event shall be amended to include Impossibility.

                           A.        Consent to Recording.  Each party consents to the recording of the telephone conversations of relevant personnel of the parties in connection with this Agreement or any Transaction or potential Transaction.

                           A. Waiver of Jury Trial. To the fullest extent permitted by law, each party irrevocably waives its right to trial by jury in any legal proceeding instituted in connection with this Agreement or any Transaction.

                           A. Severability.  If any term, provision, covenant or
                  condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intention of the parties as to the subject matter of this Agreement, and the deletion of such portion of this Agreement does not substantially impair the respective benefits or expectations of the parties to this Agreement.

                           A. Transfer.  An exception to the Transfer provisions
                  of Section 7 is that consent to transfer shall not be required for a transfer by Party B (with prior written notice to Party
                  A) to a United States market maker in transactions of the type covered by this Agreement in connection with a transaction by Party B intended to unwind a transaction herein.




                                                                                BOMBARDIER INC.  ATLANTIC COAST AIRLINES


                  By:____________________________    By:____________________________
                        Name:                                                Name:
                        Title:                                               Title:




                  By:____________________________
                        Name:
                        Title:


                                                                                                          EXHIBIT A (Call Option)

                              FORM OF CONFIRMATION


                         [Letterhead of Bombardier Inc.]

                                                                                [Date]


Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia 20166
Attention: Director of Treasury Management
Fax No.:  (703) 925-6299

         Re:      Bombardier Reference Number ______
                  Bond Option Transaction (Call)


Ladies and Gentlemen:

         The purpose of this confirmation is to confirm the terms and conditions of the Bond Option Transaction entered into between us, Bombardier Inc. ("Party
A") and you, Atlantic Coast Airlines ("Party B") on the Trade Date specified below (the "Transaction").
This confirmation is a "Confirmation" as referred to in the Agreement specified below.

         The definitions and provisions  contained in the 1991 ISDA  Definitions
(the  "Definitions"),  as published by the  International  Swaps and Derivatives
Association,  Inc., formerly known as the International Swap Dealers Association
("ISDA"), are hereby incorporated into this Confirmation by reference. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms not otherwise defined shall have the meanings given to them in the Agreement (including the Definitions and other documents incorporated therein by reference).

         This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of July 11, 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation, except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.  General Terms:

Trade Date:                                               [date]

Option Style:                                             European

Option Type:                                              Call

Seller:                                                   Atlantic Coast Airlines

Buyer:                                                    Bombardier Inc.

Reference Bonds:                                          U.S. Treasury 6.625% due May 15, 2007

Number of Options:                                        One per Expiration Date.


Bond Entitlement:                                         For any Expiration Date, the amount set forth
                                                          for such date under the caption "Bond
                                                          Entitlement" on Schedule 1 attached hereto.

Partial Exercise:                                         Not applicable

Option Strike Price:                                      For any Expiration Date, the amount set forth
                                                          for such date under the caption "Option Strike
                                                          Price" on Schedule 1 attached hereto.

Premium:                                                  See Letter Agreement dated July __, 1997
                                                          between Party A and Party B.

Seller                                                    Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Exchange Business Day:~Any day that is a Seller           Currency Business Day:
Business Day and is a trading day on the Canadian
Exchange  other than a day on which  trading such exchange is scheduled to close prior to its regular  weekday  closing time and is a day on which U.S.  Treasury
Markets are open for business in New York, New York.

Any day on which  commercial  banks are open for Local  Business  Day:  business
(including dealings in foreign exchange and foreign currency deposits) in Toronto/Montreal, Canada and New York, New York.

Any day on which  commercial  banks  are open for  Calculation  Agent:  business
(including dealings in foreign exchange and foreign currency deposits) in the city specified in the address for notice provided by the recipient.

Bombardier Inc., whose determinations and                 2.  Procedure for Exercise:
calculations shall be binding in the absence of
manifest error.

                                Expiration Date:

Each of the dates set forth on Schedule 1 attached Automatic Exercise: hereto, or if that date is not an Exchange Business Day, the first following day that is an Exchange Business Day.

An Option will be deemed to be automatically In-the-Money: exercised on the Expiration Date for such Option if such Option is In-the-Money, as determined by the Calculation Agent.

An Option will be "In-the-Money" if the Settlement Reference Price: Amount yields a positive amount.

For any  Option,  the  price  for the  Bonds  equal  in an  amount  to the  Bond
Entitlement as determined in good faith by the Calculation Agent on the Expiration Date for such Option by obtaining the offered side price quoted by "Cantor-Fitzgerald" on page 500 of Telerate at 11:00 a.m., provided that the bid offer spread is at or within 3/32 in price. If the Reference Bond is not quoted on p. 500 of Telerate, then Bloomberg, page PX7 [U.S. Bond 7-15 years] shall be used as a replacement quotation.

3.  Settlement Terms:

Settlement:                                               Cash Settlement

Settlement Date:                                          For any Option, one Currency Business Day
                                                          following the Expiration Date for such Option.

Settlement                                                Amount:     For    any
                                                          Option,     on     the
                                                          Settlement   Date  for
                                                          such  Option,   Seller
                                                          shall pay to Buyer the
                                                          amount  by  which  the
                                                          Bond  Payment for such
                                                          Option   exceeds   the
                                                          Call  Amount  for such
                                                          Option.

Bond                                                      Payment:    For    any
                                                          Option, the product of
                                                          the  Reference   Price
                                                          for    such     Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Call                                                      Amounts:    For    any
                                                          Option, the product of
                                                          the   Option    Strike
                                                          Price for such  Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Failure to Deliver:                                       Failure by a party to deliver, when due, any
                                                          payment under this Option shall constitute an
                                                          Event of Default only, if on or before the
                                                          third Local Business Day after notice of the
                                                          failure is given to the party it does not
                                                          remedy such failure.

4.  Account Details:

         Account details of Buyer:                        National Bank of Canada

125 West 55th Street                                               Account details of Seller:
New York, NY  10019-5366
ABA No. 026005487
Account No. 015370001

Crestar Bank
Alexandria, VA
ABA No. 202369358
Account No. 051000020

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us within two Business Days after your receipt hereof or return it to us within two Business Days indicating revisions needed to accurately reflect our agreement. If your reply is not received by us within this time period, the terms stated in this Confirmation will constitute conclusive and binding evidence of the terms of the Transaction to which this Confirmation relates, absent manifest error.

                                Yours sincerely,

                                 BOMBARDIER INC.


                                                              By:_________________________
                                                                    Name:
                                                                    Title:



                                                              By:_________________________
                                                                    Name:
                                                                    Title:


Confirmed as of the date first above written:

ATLANTIC COAST AIRLINES

By:__________________________
      Name:
      Title:

                                                                                                                        Schedule 1











                                  July 11, 1997


Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia 20166
Attention: Director of Treasury Management
Fax No.:  (703) 925-6299

         Re:      Bombardier Reference Number ACA-2
                  Bond Option Transaction (Call)


Ladies and Gentlemen:

         The purpose of this confirmation is to confirm the terms and conditions of the Bond Option Transaction entered into between us, Bombardier Inc. ("Party
A") and you, Atlantic Coast Airlines ("Party B") on the Trade Date specified below (the "Transaction").
This confirmation is a "Confirmation" as referred to in the Agreement specified below.

         The definitions and provisions  contained in the 1991 ISDA  Definitions
(the  "Definitions"),  as published by the  International  Swaps and Derivatives
Association,  Inc., formerly known as the International Swap Dealers Association
("ISDA"), are hereby incorporated into this Confirmation by reference. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms not otherwise defined shall have the meanings given to them in the Agreement (including the Definitions and other documents incorporated therein by reference).

         This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of July 11, 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation, except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.  General Terms:

Trade Date:                                               July 11, 1997

Option Style:                                             European





Option Type:                                              Call

Seller:                                                   Atlantic Coast Airlines

Buyer:                                                    Bombardier Inc.

Reference Bonds:                                          U.S. Treasury 6.625% due May 15, 2007

Number of Options:                                        One per Expiration Date.


Bond Entitlement:                                         For any Expiration Date, the amount set forth
                                                          for such date under the caption "Bond
                                                          Entitlement" on Schedule 1 attached hereto.

Partial Exercise:                                         Not applicable

Option Strike Price:                                      For any Expiration Date, the amount set forth
                                                          for such date under the caption "Option Strike
                                                          Price" on Schedule 1 attached hereto.

Premium:                                                  See Letter Agreement dated July 11, 1997
                                                          between Party A and Party B.

Seller                                                    Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Exchange Business Day:                                    Any day that is a Seller Business Day and is a
                                                          trading day on the Canadian Exchange other than
                                                          a day on which trading such exchange is
                                                          scheduled to close prior to its regular weekday
                                                          closing time and is a day on which U.S.
                                                          Treasury Markets are open for business in New
                                                          York, New York.

Currency                                                  Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Local                                                     Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          the city  specified in
                                                          the address for notice
                                                          provided     by    the
                                                          recipient.

Calculation Agent:                                        Bombardier Inc., whose determinations and
                                                          calculations shall be binding in the absence of
                                 manifest error.

2.  Procedure for Exercise:

Expiration Date:                                          Each of the dates set forth on Schedule 1
                                                          attached hereto, or if that date is not an
                                                          Exchange Business Day, the first following day
                                                          that is an Exchange Business Day.

Automatic Exercise:                                       An Option will be deemed to be automatically
                                                          exercised on the Expiration Date for such
                                                          Option if such Option is In-the-Money, as
                                                          determined by the Calculation Agent.

In-the-Money:                                             An Option will be "In-the-Money" if the
                                                          Settlement Amount yields a positive amount.

Reference Price:                                          For any Option, the price for the Bonds equal
                                                          in an amount to the Bond Entitlement as
                                                          determined in good faith by the Calculation
                                                          Agent on the Expiration Date for such Option by
                                                          obtaining the offered side price quoted by
                                                          "Cantor-Fitzgerald" on page 500 of Telerate at
                                                          11:00 a.m., provided that the bid offer spread
                                                          is at or within 3/32 in price.  If the
                                                          Reference Bond is not quoted on p. 500 of
                                                          Telerate, then Bloomberg, page PX7 [U.S. Bond
                                                          7-15 years] shall be used as a replacement
                                                          quotation.

3.  Settlement Terms:

Settlement:                                               Cash Settlement

Settlement Date:                                          For any Option, one Currency Business Day
                                                          following the Expiration Date for such Option.

Settlement                                                Amount:     For    any
                                                          Option,     on     the
                                                          Settlement   Date  for
                                                          such  Option,   Seller
                                                          shall pay to Buyer the
                                                          amount  by  which  the
                                                          Bond  Payment for such
                                                          Option   exceeds   the
                                                          Call  Amount  for such
                                                          Option.

Bond                                                      Payment:    For    any
                                                          Option, the product of
                                                          the  Reference   Price
                                                          for    such     Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Call                                                      Amounts:    For    any
                                                          Option, the product of
                                                          the   Option    Strike
                                                          Price for such  Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Failure to Deliver:                                       Failure by a party to deliver, when due, any
                                                          payment under this Option shall constitute an
                                                          Event of Default only, if on or before the
                                                          third Local Business Day after notice of the
                                                          failure is given to the party it does not
                                                          remedy such failure.

4.  Account Details:

         Account details of Buyer:                        National Bank of Canada
                              125 West 55th Street
                             New York, NY 10019-5366
                                ABA No. 026005487
                              Account No. 015370001

         Account details of Seller:                       Crestar Bank
                                 Alexandria, VA
                                ABA No. 202369358
                              Account No. 051000020


         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us within two Business Days after your receipt hereof or return it to us within two Business Days indicating revisions needed to accurately reflect our agreement. If your reply is not received by us within this time period, the terms stated in this Confirmation will constitute conclusive and binding evidence of the terms of the Transaction to which this Confirmation relates, absent manifest error.

                                                                                          Yours sincerely,

                                                                                           BOMBARDIER INC.


                                                                                    By:_________________________
                                                                                                   Name:
                                                                                                  Title:



                                                                                    By:_________________________
                                                                                                   Name:
                                                                                                  Title:


                            Confirmed as of the date
                              first above written:

                             ATLANTIC COAST AIRLINES

                          By:__________________________
                                      Name:
                                     Title:









                              Terms of Call Option


             Option              Bond Entitlement                   Option Strike Price

         March 16, 1998             $ 6,645,757                        102 15/32

         April 15, 1998                        6,659,432                        102 11/32

         May 15, 1998                          6,579,357                        102 10/32

         July 15, 1998                         6,613,850                        102 4/32

         August 17, 1998               6,627,540                       102 2/32

         September 15, 1998                    6,641,231                        102 4/32


























                                                                                                            EXHIBIT A (Put Option)


                              FORM OF CONFIRMATION


                         [Letterhead of Bombardier Inc.]

                                                                                [Date]


Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia 20166
Attention: Director of Treasury Management
Fax No.: (703) 925-6299

         Re:      Bombardier Reference Number ______
                  Bond Option Transaction (Put)


Ladies and Gentlemen:

         The purpose of this confirmation is to confirm the terms and conditions of the Bond Option Transaction entered into between us, Bombardier Inc. ("Party
A") and you, Atlantic Coast Airlines ("Party B") on the Trade Date specified below (the "Transaction").
This confirmation is a "Confirmation" as referred to in the Agreement specified below.

         The definitions and provisions  contained in the 1991 ISDA  Definitions
(the  "Definitions"),  as published by the  International  Swaps and Derivatives
Association,  Inc., formerly known as the International Swap Dealers Association
("ISDA"), are hereby incorporated into this Confirmation by reference. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms not otherwise defined shall have the meanings given to them in the Agreement (including the Definitions and other documents incorporated therein by reference).

         This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of July 11, 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation, except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.  General Terms:

Trade Date:                                               [date]

Option Style:                                             European

Option Type:                                              Put

Seller:                                                   Bombardier Inc.

Buyer:                                                    Atlantic Coast Airlines

Reference Bonds:                                          U.S. Treasury 6.625% due May 15, 2007

Number of Options:                                        One per Expiration Date.


Bond Entitlement:                                         For any Expiration Date, the amount set forth
                                                          for such date under the caption "Bond
                                                          Entitlement" on Schedule 1 attached hereto.

Partial Exercise:                                         Not applicable

Option Strike Price:                                      For any Expiration Date, the amount set forth
                                                          for such date under the caption "Option Strike
                                                          Price" on Schedule 1 attached hereto.

Premium:                                                  See Letter Agreement dated July __, 1997
                                                          between Party A and Party B.

Seller                                                    Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Exchange Business Day:~Any day that is a Seller           Currency Business Day:
Business Day and is a trading day on the Canadian
Exchange  other than a day on which  trading such exchange is scheduled to close prior to its regular  weekday  closing time and is a day on which U.S.  Treasury
Markets are open for business in New York, New York.

Any day on which  commercial  banks are open for Local  Business  Day:  business
(including dealings in foreign exchange and foreign currency deposits) in Toronto/Montreal, Canada and New York, New York.

Any day on which  commercial  banks  are open for  Calculation  Agent:  business
(including dealings in foreign exchange and foreign currency deposits) in the city specified in the address for notice provided by the recipient.

Bombardier Inc., whose determinations and                 2.  Procedure for Exercise:
calculations shall be binding in the absence of
manifest error.

                                Expiration Date:

Each of the dates set forth on Schedule 1 attached Automatic Exercise: hereto, or if that date is not an Exchange Business Day, the first following day that is an Exchange Business Day.

An Option will be deemed to be automatically In-the-Money: exercised on the Expiration Date for such Option if such Option is In-the-Money, as determined by the Calculation Agent.

An Option will be "In-the-Money" if the Settlement Reference Price: Amount yields a positive amount.

For any  Option,  the  price  for the  Bonds  equal  in an  amount  to the  Bond
Entitlement as determined in good faith by the Calculation Agent on the Expiration Date for such Option by obtaining the offered side price quoted by "Cantor-Fitzgerald" on page 500 of Telerate at 11:00 a.m., provided that the bid offer spread is at or within 3/32 in price. If the Reference Bond is not quoted on page 500 of Telerate, then Bloomberg, page PX7 [U.S. Bond 7-15 years] shall be used as a replacement quotation.

3.  Settlement Terms:

Settlement:                                               Cash Settlement

Settlement Date:                                          For any Option, one Currency Business Day
                                                          following the Expiration Date for such Option.

Settlement Amount:                                        For any Option, on the Settlement Date, Seller
                                                          shall pay to Buyer the amount by which the Put
                                                          Amount for such Option exceeds the Bond Payment
                                                          for such Option.

Bond                                                      Payment:    For    any
                                                          Option, the product of
                                                          the  Reference   Price
                                                          for    such     Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Put                                                       Amount:     For    any
                                                          Option, the product of
                                                          the   Option    Strike
                                                          Price for such  Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Failure to Deliver:                                       Failure by a party to deliver, when due, any
                                                          payment under this Option shall constitute an
                                                          Event of Default only, if on or before the
                                                          third Local Business Day after notice of the
                                                          failure is given to the party it does not
                                                          remedy such failure.

4.  Account Details:

         Account details of Seller:                       National Bank of Canada
                              125 West 55th Street

New York, NY  10019-5366                                           Account details of Buyer:
ABA No. 026005487
Account No. 015370001

Crestar Bank
Alexandria, VA
ABA No. 202369358
Account No. 051000020

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us within two Business Days after your receipt hereof or return it to us within two Business Days indicating revisions needed to accurately reflect our agreement. If your reply is not received by us within this time period, the terms stated in this Confirmation will constitute conclusive and binding evidence of the terms of the Transaction to which this Confirmation relates, absent manifest error.

                                Yours sincerely,

                                 BOMBARDIER INC.


                                                              By:_________________________
                                                                    Name:
                                                                    Title:



                                                              By:_________________________
                                                                    Name:
                                                                    Title:


Confirmed as of the date first above written:

ATLANTIC COAST AIRLINES

By:__________________________
      Name:
      Title:



                                                                                                                        Schedule 1

                               Terms of Put Option

                                                                                           Option
         Option                     Bond Entitlement                   Strike Price








                                                                                July 11, 1997


Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia 20166
Attention: Director of Treasury Management
Fax No.: (703) 925-6299

         Re:      Bombardier Reference Number ACA-1
                  Bond Option Transaction (Put)


Ladies and Gentlemen:

         The purpose of this confirmation is to confirm the terms and conditions of the Bond Option Transaction entered into between us, Bombardier Inc. ("Party
A") and you, Atlantic Coast Airlines ("Party B") on the Trade Date specified below (the "Transaction").
This confirmation is a "Confirmation" as referred to in the Agreement specified below.

         The definitions and provisions  contained in the 1991 ISDA  Definitions
(the  "Definitions"),  as published by the  International  Swaps and Derivatives
Association,  Inc., formerly known as the International Swap Dealers Association
("ISDA"), are hereby incorporated into this Confirmation by reference. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms not otherwise defined shall have the meanings given to them in the Agreement (including the Definitions and other documents incorporated therein by reference).

         This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of July 11, 1997, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation, except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.  General Terms:

Trade Date:                                               July 11, 1997

Option Style:                                             European





Option Type:                                              Put

Seller:                                                   Bombardier Inc.

Buyer:                                                    Atlantic Coast Airlines

Reference Bonds:                                          U.S. Treasury 6.625% due May 15, 2007

Number of Options:                                        One per Expiration Date.


Bond Entitlement:                                         For any Expiration Date, the amount set forth
                                                          for such date under the caption "Bond
                                                          Entitlement" on Schedule 1 attached hereto.

Partial Exercise:                                         Not applicable

Option Strike Price:                                      For any Expiration Date, the amount set forth
                                                          for such date under the caption "Option Strike
                                                          Price" on Schedule 1 attached hereto.

Premium:                                                  See Letter Agreement dated July 11, 1997
                                                          between Party A and Party B.

Seller                                                    Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Exchange Business Day:                                    Any day that is a Seller Business Day and is a
                                                          trading day on the Canadian Exchange other than
                                                          a day on which trading such exchange is
                                                          scheduled to close prior to its regular weekday
                                                          closing time and is a day on which U.S.
                                                          Treasury Markets are open for business in New
                                                          York, New York.

Currency                                                  Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          Toronto/Montreal,
                                                          Canada  and New  York,
                                                          New York.

Local                                                     Business  Day: Any day
                                                          on  which   commercial
                                                          banks   are  open  for
                                                          business    (including
                                                          dealings   in  foreign
                                                          exchange  and  foreign
                                                          currency  deposits) in
                                                          the city  specified in
                                                          the address for notice
                                                          provided     by    the
                                                          recipient.

Calculation Agent:                                        Bombardier Inc., whose determinations and
                                                          calculations shall be binding in the absence of
                                 manifest error.

2.  Procedure for Exercise:

Expiration Date:                                          Each of the dates set forth on Schedule 1
                                                          attached hereto, or if that date is not an
                                                          Exchange Business Day, the first following day
                                                          that is an Exchange Business Day.

Automatic Exercise:                                       An Option will be deemed to be automatically
                                                          exercised on the Expiration Date for such
                                                          Option if such Option is In-the-Money, as
                                                          determined by the Calculation Agent.

In-the-Money:                                             An Option will be "In-the-Money" if the
                                                          Settlement Amount yields a positive amount.

Reference Price:                                          For any Option, the price for the Bonds equal
                                                          in an amount to the Bond Entitlement as
                                                          determined in good faith by the Calculation
                                                          Agent on the Expiration Date for such Option by
                                                          obtaining the offered side price quoted by
                                                          "Cantor-Fitzgerald" on page 500 of Telerate at
                                                          11:00 a.m., provided that the bid offer spread
                                                          is at or within 3/32 in price.  If the
                                                          Reference Bond is not quoted on page 500 of
                                                          Telerate, then Bloomberg, page PX7 [U.S. Bond
                                                          7-15 years] shall be  used as a replacement
                                                          quotation.

3.  Settlement Terms:

Settlement:                                               Cash Settlement

Settlement Date:                                          For any Option, one Currency Business Day
                                                          following the Expiration Date for such Option.

Settlement Amount:                                        For any Option, on the Settlement Date, Seller
                                                          shall pay to Buyer the amount by which the Put
                                                          Amount for such Option exceeds the Bond Payment
                                                          for such Option.

Bond                                                      Payment:    For    any
                                                          Option, the product of
                                                          the  Reference   Price
                                                          for    such     Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Put                                                       Amount:     For    any
                                                          Option, the product of
                                                          the   Option    Strike
                                                          Price for such  Option
                                                          multiplied by the Bond
                                                          Entitlement  for  such
                                                          Option  multiplied  by
                                                          the  number of Options
                                                          exercised    on    the
                                                          Expiration   Date  for
                                                          such Option.

Failure to Deliver:                                       Failure by a party to deliver, when due, any
                                                          payment under this Option shall constitute an
                                                          Event of Default only, if on or before the
                                                          third Local Business Day after notice of the
                                                          failure is given to the party it does not
                                                          remedy such failure.

4.  Account Details:

         Account details of Seller:                       National Bank of Canada
                              125 West 55th Street
                             New York, NY 10019-5366
                                ABA No. 026005487
                              Account No. 015370001

         Account details of Buyer:                        Crestar Bank
                                 Alexandria, VA
                                ABA No. 202369358
                              Account No. 051000020


         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us within two Business Days after your receipt hereof or return it to us within two Business Days indicating revisions needed to accurately reflect our agreement. If your reply is not received by us within this time period, the terms stated in this Confirmation will constitute conclusive and binding evidence of the terms of the Transaction to which this Confirmation relates, absent manifest error.

                                Yours sincerely,

                                 BOMBARDIER INC.


                                                              By:_________________________
                                                                    Name:
                                                                    Title:



                                                              By:_________________________
                                                                    Name:
                                                                    Title:


Confirmed as of the date first above written:

ATLANTIC COAST AIRLINES

By:__________________________
      Name:
      Title:





                               Terms of Put Option

                                                                                        Option
                  Option                      Bond Entitlement                       Strike Price
            March 16, 1998                       $ 6,645,757                           100  3/32

            April 15, 1998                          6,659,432                           99 30/32

            May 15, 1998                            6,579,357                           99 26/32

            July 15, 1998                           6,613,850                           99 17/32

            August 17, 1998                         6,627,540                           99 12/32

            September 15, 1998                      6,641,231                           99   8/32

